                                                                   EXHIBIT 10.14


NATIONSBANK
NATIONSBANK OF TEXAS, N.A.

--------------------------------------------------------------------------------

                                SECOND AMENDMENT
                                       TO
                        FINANCING AND SECURITY AGREEMENT

         This Second Amendment to Financing and Security Agreement is executed and entered into by NATIONSBANK OF TEXAS, N.A. ("Lender"), Ultrak, Inc., Loss Prevention Electronics Corporation, CCTV Source International, Inc., and Dental Vision Direct, Inc., effective as of the 9th day of February, 1995, as follows:

                                    RECITALS

         Borrowers and Lender are parties to the certain Financing and Security Agreement dated effective September 24, 1993, as amended by the certain First Amendment to Financing and Security dated effective October 31, 1994 (the "Financing and Security Agreement"). Terms defined in the Financing and Security Agreement, wherever used in this agreement, are incorporated herein by reference and shall have the same meanings as are prescribed by the Financing and Security Agreement.

         Borrowers and Lender have agreed to amend the Financing and Security Agreement as provided herein.

         NOW THEREFORE, for valuable consideration, the receipt of which hereby is acknowledged, and in consideration of the mutual agreements and benefits in the premises, the undersigned parties each hereby agrees as follows:

         1. Paragraph 1.4 (definition of "Aggregate Borrowing Base") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

         " 1.4   "AGGREGATE BORROWING BASE" at any time means an amount equal to (i) up to a maximum of eighty-five percent (85%) of the aggregate Eligible Accounts of Borrowers plus (ii) up to a maximum of forty-five percent (45%) of the aggregate Eligible Inventory of Borrowers (but limited however, to an amount not exceeding the lesser of (i) $7,500,000.00 or (ii) fifty percent (50%) of the aggregate unpaid balance of the Revolving Facility, less (iii) the Reserve."

         2. Paragraph 1.19 (definition of "Credit Limit") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

         "l.19   "CREDIT LIMIT" means the amount of Fifteen Million and no/100
         Dollars ($15,000,000.00)."

         3. Paragraph 1.41 (definition of "Loan Documents") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

         "1.41   "LOAN DOCUMENTS" means this Agreement, each Revolving Note, the Guaranty, each application and reimbursement agreement in respect of letters of credit, if any, issued by Lender for the account of any Borrower under paragraph 2.9, each other security agreement, pledge agreement, collateral assignment or other agreement from time to time securing the Obligations or any part thereof, and any other documents or agreements executed in connection with any of the foregoing, and also includes any and all renewals, extensions, modifications or amendments of any of the foregoing."

         4. Paragraph 1.53 (definition of "Reserve") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

         "l.53   "RESERVE" at any time means an amount from time to time
         established by Lender in its discretion as a reserve in reduction of the Aggregate Borrowing Base or a Company Borrowing Base in respect of
         (i) costs, expenses, contingencies or other potential factors which, in the event they should occur, could adversely affect or otherwise reduce the anticipated amount of timely collections in payment of Eligible Accounts or the anticipated amount of proceeds which could be realized upon liquidation of Eligible Inventory or (ii) the aggregate unfunded amount of all outstanding letters of credit, if any, issued by Lender for the account of a Borrower as provided by paragraph 2.9. The "Reserve," if any from time to time, does not represent cash funds."
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         5.      Paragraph 1.61 (definition of "Unused Aggregate
Availability") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

         "l.61   "UNUSED AGGREGATE AVAILABILITY" at any time means the amount, if any, by which the Aggregate Availability exceeds the aggregate unpaid balance of the Revolving Facility."

         6. A new paragraph 2.9 hereby is added to the Financing and Security Agreement, immediately following paragraph 2.8 thereof, which shall read in its entirety as follows:

         "2.9   LETTERS OF CREDIT. The Revolving Facility may be utilized by any Borrower for the issuance of commercial letters of credit or standby letters of credit, for the account of such Borrower, subject to the Borrower Availability applicable to such Borrower, provided that the maximum aggregate unfunded face amount of such letters of credit at any time outstanding (with respect to all Borrowers) shall not at any time exceed the amount of $1,000,000.00. Each such letter of credit shall be supported by a duly executed application and reimbursement agreement in form satisfactory to Lender and shall be subject to payment to Lender of an annual fee as provided therein, in an amount equal to 3/4 percent (.75%) per annum (pro-rated for periods of less than one year) of the unfunded face amount thereof. The aggregate unfunded amount of letters of credit, if any, outstanding for the account of a Borrower shall be included in the Reserve. The amount, if any, from time to time funded by Lender for the account of any Borrower under any such letter of credit shall be reimbursed and paid by such Borrower to Lender on demand, or at Lender's option, charged as a loan to such Borrower under the Revolving Facility. All obligations and indebtedness from time to time owing to Lender by any Borrower under the Loan Documents in connection with any letter of credit issued by Lender hereunder, shall be included within the Obligations."

         7. Paragraph 2.8 ("Continuing Representations") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

         "2.8 CONTINUING REPRESENTATIONS. Except as may have been otherwise disclosed to Lender in writing, each request by a Borrower for a loan under the Revolving Facility, or for issuance of a letter of credit under paragraph 2.9, shall constitute a continuing representation by such Borrower that no event or condition that would be the subject of a required notice under paragraph 6.12 or paragraph 6.13 is in existence as of such time."

         8. Subparagraph (a)(2) ("Leverage Ratio") of paragraph 6.22 ("Financial Covenants") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

                 "2. Leverage Ratio. Leverage Ratio shall not exceed the specified amounts as of the end of each applicable period as follows:

                          Effective Period                    Requirement
                          ----------------                    -----------
                          December 31, 1993                   2.60 to 1.0
                          December 31, 1994                   2.75 to 1.0"

         9. The Financing and Security Agreement, as amended by this agreement, hereby is ratified and confirmed as being and continuing in full force and effect. All references to the Financing and Security Agreement in any of the Loan Documents shall be deemed to mean the Financing and Security Agreement as amended by this agreement.

         10. This agreement (i) shall be deemed effective prospectively as of the effective date specified in the preamble, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy of any executed counterpart shall be deemed valid as an original.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         EXECUTED as of the effective date specified in the preamble.

                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ F. W. MCCOLLUM
                                            ------------------------------------
                                            F. W. McCollum
                                            Vice President


                                        ULTRAK, INC.


                                        By: /s/ GEORGE K.BROADY
                                            ------------------------------------
                                            George K. Broady
                                            President


                                        LOSS PREVENTION ELECTRONICS CORPORATION


                                        By: /s/ GEORGE K. BROADY
                                            ------------------------------------
                                            George K. Broady
                                            President


                                        CCTV SOURCE INTERNATIONAL, INC.


                                        By: /s/ GEORGE K. BROADY
                                            ------------------------------------
                                            George K. Broady
                                            President



                                        DENTAL VISION DIRECT, INC.


                                        By: /s/ GEORGE K. BROADY
                                            ------------------------------------
                                            George K. Broady
                                            President


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THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

      BEFORE ME, the undersigned authority, on this day personally appeared
F.W. McCollum, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of February, 1995.

                                        /s/ TRACINA G. JONES
                                        --------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                        Tracina G. Jones
-------------------------------         --------------------------------------
           [SEAL]                       (Printed Name of Notary)

      TRACINA G. JONES
       NOTARY PUBLIC
       STATE OF TEXAS
   My Comm. Exp. 5-19-96



THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

      BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said ULTRAK, INC., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of February, 1995.

                                        /s/ DEBORAH DUNCAN
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS
My Commission Expires:
                                        Deborah Duncan
-------------------------------         ----------------------------------------
           [SEAL]                       (Printed Name of Notary)

        DEBORAH DUNCAN
    MY COMMISSION EXPIRES
       January 9, 1999



THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

      BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said LOSS PREVENTION ELECTRONICS CORPORATION, and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of February, 1995.

                                        /s/ DEBORAH DUNCAN
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS
My Commission Expires:
                                        Deborah Duncan
-------------------------------         ----------------------------------------
           [SEAL]                       (Printed Name of Notary)

        DEBORAH DUNCAN
    MY COMMISSION EXPIRES
       January 9, 1999



THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

      BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said CCTV SOURCE INTERNATIONAL, INC., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of February, 1995.

                                        /s/ DEBORAH DUNCAN
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS
My Commission Expires:
                                        Deborah Duncan
-------------------------------         ----------------------------------------
           [SEAL]                       (Printed Name of Notary)

        DEBORAH DUNCAN
    MY COMMISSION EXPIRES
       January 9, 1999




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THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

      BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said DENTAL VISION DIRECT, INC., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of February, 1995.

                                        /s/ DEBORAH DUNCAN
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS
My Commission Expires:
                                        Deborah Duncan
-------------------------------         ----------------------------------------
           [SEAL]                       (Printed Name of Notary)

        DEBORAH DUNCAN
    MY COMMISSION EXPIRES
       January 9, 1999


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